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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                -----------------


                       DATE OF REPORT: September 23, 1998

                         Commission File Number: 0-22299


                               SAXTON INCORPORATED
             (Exact name of registrant as specified in its charter)

            NEVADA                                               88-0223654
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                       5440 West Sahara Ave., Third Floor
                             Las Vegas, Nevada 89146
                                 (702) 221-1111
          (Address and telephone number of principal executive offices)



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                      SAXTON INCORPORATED AND SUBSIDIARIES
                           CURRENT REPORT ON FORM 8-K
                                 AUGUST 31, 1998


                                                                                          Page
                                                                                         Number
                                                                                         ------

    Items 1-4.     None

    Item 5.        OTHER EVENTS:
                     Twelve Month Earnings Statement Made Generally
                            Available to Security Holders:

                     Condensed Consolidated Statement of Income -
                            Twelve Months Ended June 30, 1998                               3

                     Notes to Condensed Consolidated Statement of Income                    4

   SIGNATURES                                                                               6



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ITEM 5.  OTHER EVENTS

     This filing is being made pursuant to an underwriting agreement dated June 24, 1997 in relation to Saxton Incorporated's June 1997 initial public stock offering. The underwriting agreement provides that Saxton Incorporated (the "Company") make generally available to security holders an earnings statement covering the twelve month period following the June 24, 1997 effective date of the registration statement.

                      SAXTON INCORPORATED AND SUBSIDIARIES

                   CONDENSED CONSOLIDATED STATEMENT OF INCOME
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                                                               TWELVE MONTHS ENDED
                                                                                                  JUNE 30, 1998
                                                                                               -------------------
REVENUE:
  Construction revenue, including Tax Credit Partnership construction revenue of $22,556          $    31,937
  Sales of homes .......................................................................               14,154
  Sales of commercial properties .......................................................                9,854
  Rental revenue .......................................................................                3,612
  Other revenue ........................................................................                1,687
                                                                                                  -----------
                Total revenue ..........................................................               61,244
                                                                                                  ===========
COST OF REVENUE:
  Cost of construction, including Tax Credit Partnership cost of construction of $17,233               26,001
  Cost of homes sold ...................................................................               12,797
  Cost of commercial properties sold ...................................................                7,099
  Rental operating cost ................................................................                  730
                                                                                                  -----------
                Total cost of revenue ..................................................               46,627
                                                                                                  -----------
  Gross profit .........................................................................               14,617
                                                                                                  -----------
  General and administrative expenses ..................................................                4,089
  Depreciation and amortization ........................................................                1,536
                                                                                                  -----------
                Operating income .......................................................                8,992
                                                                                                  -----------
OTHER INCOME (EXPENSE):
  Interest expense, net of interest income of $1,454 ...................................               (1,464)
  Joint venture loss ...................................................................                   (1)
                                                                                                  -----------
               Total other expense .....................................................               (1,465)
                                                                                                  -----------
  Income before provision for income taxes .............................................                7,527
  Provision for income taxes ...........................................................                2,248
                                                                                                  ===========
  Net income ...........................................................................          $     5,279
                                                                                                  ===========

EARNINGS PER COMMON SHARE (note 2):
Basic:
Net income .............................................................................          $      0.69
                                                                                                  ===========
Weighted-average number of common shares outstanding ...................................            7,630,957
                                                                                                  ===========

Diluted:
Net income .............................................................................          $      0.69
                                                                                                  ===========
Weighted-average number of common shares outstanding assuming dilution .................            7,678,773
                                                                                                  ===========


     See accompanying notes to condensed consolidated statement of income.

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                               SAXTON INCORPORATED
               NOTES TO CONDENSED CONSOLIDATED STATEMENT OF INCOME


 1.  BASIS OF PRESENTATION

     The accompanying condensed consolidated unaudited statement of income of the Company has been prepared in conformity with generally accepted accounting principles ("GAAP") and reflects all adjustments (consisting of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of the results of operations for the twelve months ended June 30, 1998. This condensed consolidated unaudited statement of income should be read in conjunction with the Company's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 1997, which are included in the Company's Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1997, as certain disclosures which would substantially duplicate those contained in such audited financial statements have been omitted.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ materially from those estimates.

2.   EARNINGS PER COMMON SHARE

     As required by SFAS No. 128, "Earnings per Share," ("EPS"), the following table reconciles net income applicable to common stockholders, basic and diluted shares and EPS for the twelve months ended June 30, 1998 (in thousands, except share and per share amounts):


                                                    TWELVE MONTHS ENDED JUNE 30, 1998
                                         --------------------------------------------------------
                                                                                        PER-SHARE
                                           INCOME                SHARES                  AMOUNT
                                         ----------            -----------              ---------
      Net income...................      $    5,279

      Basic EPS
      Income applicable to
        common stockholders........           5,279              7,630,957              $    0.69
                                         ----------            -----------              =========

      Effect of dilutive
      securities:
        Stock options..............               -                 47,816
                                         ----------            -----------

      Diluted EPS
      Income applicable to
        common stockholders
        and assumed conversions.....     $    5,279              7,678,773              $    0.69
                                         ==========            ===========              =========


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                               SAXTON INCORPORATED
         NOTES TO CONDENSED CONSOLIDATED STATEMENT OF INCOME (CONTINUED)


     The Company had outstanding options to purchase Common Stock that were excluded from the computation of diluted EPS since their exercise price was greater than the average market price. The antidilutive options outstanding for the twelve months ended June 30, 1998 were 55,950.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SAXTON INCORPORATED

September 23, 1998                      By:   /s/ Kirk Scherer
                                           -------------------------------------
                                             Kirk Scherer
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

                                        By:   /s/ Melody J. Sullivan
                                           -------------------------------------
                                             Melody J. Sullivan
                                             Vice-President and Chief Accounting
                                             Officer
                                             (Principal Accounting Officer)



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